UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 2, 2007
STINGER SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-51822	30-0296398
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
2701 North Rocky Point Drive, Suite 1130
Tampa, Florida 33607
(Address of principal executive offices, including zip code)
(813) 281-1061
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02. Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EX-10.1 SECURITIES PURCHASE AGREEMENT DATED AUGUST 2, 2007
EX-10.2 SENIOR SECURED CONVERTIBLE NOTES DATED AUGUST 3, 2007
EX-10.3 WARRANT
EX-10.4 REGISTRATION RIGHTS AGREEMENT DATED AUGUST 3, 2007
EX-10.5 SECURITY AGREEMENT DATED AUGUST 3, 2007

Section 1 – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
     The information set forth under Item 3.02 is incorporated by reference.
Section 2 – Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth under Item 3.02 is incorporated by reference.
Section 3 – Securities and Trading Markets
Item 3.02. Unregistered Sales of Equity Securities.
     On August 3, 2007, Stinger Systems, Inc. (the “Company”) closed a private placement transaction (the “Offering”) with an institutional investor (the “Investor”) pursuant to which the Company issued and sold to the Investor a senior secured convertible note (the “Note”) in the aggregate principal amount of $3,000,000 and a warrant to purchase 5,912,961 shares of the Company’s common stock (the “Warrant”). The Note is convertible into 4,730,270 shares of the Company’s common stock at a price of $0.6342 per share. Under the terms of the Note, the Company, at its option, may pay any portion of the interest then due on the Note in cash or may elect to issue the Investor shares of the Company’s common stock. The Warrant is exercisable immediately at a price of $0.6342 per share.
     The Offering was completed pursuant to a Securities Purchase Agreement dated August 2, 2007 (the “Purchase Agreement”) by and between the Company and the Investor. The Purchase Agreement, the Note, the Warrant, the registration rights agreement and the security agreement are attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K.
     Pursuant to the Purchase Agreement, the Company granted the Investor certain registration rights with respect to the shares to be issued upon conversion of the Note and upon exercise of the Warrant. Neither the shares to be issued upon conversion of the Note nor upon exercise of the Warrant have been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from the registration requirements.
     Midtown Partners & Co., LLC (“Midtown”) acted as placement agent for the Offering. The Company paid Midtown a cash fee equal to 8% of the gross proceeds raised in the Offering and issued to Midtown a warrant to purchase 378,430 shares of the Company’s common stock.
     The Note and the Warrant were offered and sold to an “accredited investor” (as defined in section 501(a) of Regulation D) pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act. All exhibits attached hereto are incorporated herein by reference.
     In connection with the Offering, on August 2, 2007, Robert F. Gruder, the Company’s Chief Executive Officer (“Gruder”),

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converted, at a conversion price of $1.00 per share, all outstanding principal and accrued interest under four demand promissory notes that were previously issued by the Company to Gruder into 972,027 shares of the Company’s common stock.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement dated August 2, 2007 among Stinger Systems, Inc. and the investor party thereto

10.2	Senior Secured Convertible Note dated August 3, 2007

10.3	Warrant dated August 3, 2007

10.4	Registration Rights Agreement dated August 3, 2007 among Stinger Systems, Inc. and the investor party thereto

10.5	Security Agreement dated August 3, 2007

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STINGER SYSTEMS, INC.
/s/ David J. Meador
David J. Meador
Chief Financial Officer

Date: August 3, 2007

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INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Securities Purchase Agreement dated August 2, 2007 among Stinger Systems, Inc. and the investor party thereto

10.2	Senior Secured Convertible Note dated August 3, 2007

10.3	Warrant dated August 3, 2007

10.4	Registration Rights Agreement dated August 3, 2007 among Stinger Systems, Inc. and the investor party thereto

10.5	Security Agreement dated August 3, 2007

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